EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2015, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 21, 2015	/s/ Gary E. Anderson

Print Name: Gary E. Anderson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2015, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 21, 2015	/s/ James R. Fitterling

Print Name: James R. Fitterling

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint WILLIAM C. COLLINS and DAVID B. RAMAKER, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2015, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 21, 2015	/s/ Lori A. Gwizdala

Print Name: Lori A. Gwizdala

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2015, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 21, 2015	/s/ Terence F. Moore

Print Name: Terence F. Moore

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2015, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 21, 2015	/s/ John E. Pelizzari

Print Name: John E. Pelizzari

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint WILLIAM C. COLLINS and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2015, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 21, 2015	/s/ David B. Ramaker

Print Name: David B. Ramaker

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2015, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 21, 2015	/s/ Larry D. Stauffer

Print Name: Larry D. Stauffer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER and LORI A. GWIZDALA, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, as the case may be, of Chemical Financial Corporation, a Form S-8 Registration Statement of Chemical Financial Corporation for the Chemical Financial Corporation Stock Incentive Plan of 2015, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: April 21, 2015	/s/ Franklin C. Wheatlake

Print Name: Franklin C. Wheatlake